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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) - AUGUST 4, 2004

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                      PLATINUM UNDERWRITERS HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)



           BERMUDA                       001-31341               98-0416483
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
Incorporation or Organization)                               Identification No.)


           THE BELVEDERE BUILDING
              69 PITTS BAY ROAD                                      HM 08
              PEMBROKE, BERMUDA                                    (Zip Code)
   (Address of principal executive offices)



                                 (441) 295-7195
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

      Exhibit 99.1 Press release dated August 4, 2004
      Exhibit 99.2 Financial Supplement

Item 12. Results of Operations and Financial Condition.

      On August 4, 2004 Platinum Underwriters Holdings, Ltd. issued a press release reporting its financial results as of and for the quarter ended June 30, 2004. A copy of the press release, as well as a financial supplement, are furnished herewith as Exhibits 99.1 and 99.2, respectively. The information hereunder is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PLATINUM UNDERWRITERS
                                      HOLDINGS, LTD.


                                      By:  /s/ Michael E. Lombardozzi
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                                           Michael E. Lombardozzi
                                           Executive Vice President, General
                                           Counsel and Secretary

Date: August 4, 2004

                                  Exhibit Index

Exhibit Number     Description
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99.1               Press release dated August 4, 2004
99.2               Financial Supplement